Exhibit 99.1

SomaLogic Urges Stockholders to Maximize Value of Their Investment by Voting “FOR” Pending Merger with Standard BioTools

Leading Independent Proxy Advisory Firms ISS and Glass Lewis Both Recommend SomaLogic Stockholders Vote “FOR” Proposed Merger with Standard BioTools

BOULDER, Colo., January 2, 2024 – SomaLogic, Inc. (Nasdaq: SLGC) (“the Company”), a leader in proteomics technology, today sent the following open letter to stockholders urging them to vote “FOR” the value maximizing transaction with Standard BioTools.

The full text of the letter is as follows:

Dear Fellow Stockholders,

Our upcoming special meeting of SomaLogic stockholders to vote on the merger with Standard BioTools is fast approaching. The SomaLogic Board believes that voting “FOR” the transaction represents the best opportunity available to maximize the value of your investment in SomaLogic. The transaction is the result of a months-long, thoughtful, fully informed review by our independent Board. Throughout that process, the Board was motivated to address the fundamental question of what is in the best interests of SomaLogic and all its stockholders.

SomaLogic Board Determined Combination with Standard BioTools was Superior Alternative to SomaLogic’s Standalone Plan and Best Path Forward

The choice is clear. We are confident the merger with Standard BioTools is the right path forward – this has been confirmed by both leading independent proxy advisory firms, Institutional Shareholder Services (“ISS”) and Glass Lewis, recommending SomaLogic stockholders vote “FOR” the pending transaction.

Benefits of Combination with Standard BioTools

•      Accelerates path to profitability and value creation through:

▪      Dramatically increased scale and diversification

▪      A robust and more diversified portfolio of life science tools

▪      A stronger financial profile and enhanced operating leverage, with over $180 million of pro-forma combined revenue, over $500 million of cash, and only $68 million of debt

▪      $80 million in anticipated run-rate cost synergies achieved by 2026

▪      A combined Board and leadership team that brings together complementary teams with proven experience

•      SomaLogic stockholders will own 57% of the combined company

“The strategic rationale of combining … in order to slow down cash burn and accelerate the path to profitability appears reasonable, particularly given the apparent overlap in the two companies' offerings and the estimated synergies in this transaction.” – ISS[1]

"Generate[s] meaningful synergies and operating efficiencies… accelerat[ing] the timeline to profitability…” – Glass Lewis[1]

SomaLogic Board Conducted Thorough, Independent and Deliberative Board Process

•      SomaLogic publicly announced the initiation of its strategic review process in March 2023, which has provided ample opportunity over the last ten months for any potential strategic or financial partner to emerge

•      Throughout the process, the SomaLogic Board focused on identifying strategic options that could maximize value for all SomaLogic stockholders, including an in-depth consideration of remaining a standalone company

•      Broad outreach included direct contact with 16 parties; only one party other than Standard BioTools entered into an NDA; extensive negotiations between the companies ensued

•      The Board conducted an independent review. An independent board member, who also has an investment in Standard BioTools, was recused from all discussions regarding the potential transaction with Standard BioTools

“Board members … seemed appropriately qualified and thoughtful about all available alternatives.” – ISS[1]

“Fairly thorough strategic review process…” – Glass Lewis[1]

“The proposed transaction would reduce execution risks for SomaLogic shareholders and the all-stock nature of the proposed consideration would provide SomaLogic shareholders with a majority ownership stake in the combined company, allowing them to participate in the potential upside of the combined company.” – Glass Lewis[1]

Madryn is Pursuing a Campaign that is Advancing its Own Agenda at the Expense of Other Stockholders; Stockholders Should Not Let Madryn’s Misleading Claims Influence Their Votes

The future of SomaLogic and the future of your investment is at stake. Madryn Asset Management (“Madryn”) has issued misleading public commentary regarding the merger. This opposition is neither rooted in a desire to pursue the best path forward for the business nor to maximize value for all stockholders – rather, they are waging a campaign to prioritize their own interests at the expense of other SomaLogic stockholders. The Board carefully evaluated all of its alternatives – this has been confirmed by the two leading proxy advisory firms ISS and Glass Lewis – and remains firm in its belief that this transaction represents the best opportunity to accelerate the combined company's path to profitability and value creation, while also mitigating risks and challenges inherent in SomaLogic’s business.

Realize the Compelling Benefits of the Proposed Merger Between SomaLogic and Standard BioTools While Protecting the Value of Your Investment: Vote “FOR” the Transaction Today

For SomaLogic to realize the benefits of this value-maximizing transaction, stockholders holding a majority of our shares must support the deal. Your vote is critical, regardless of the number of shares you own. Every vote counts and is critical to the future of the Company. Not voting is the same as voting against the transaction.

1 Permission to use quotes neither sought nor obtained.

Protect the value of your investment. The SomaLogic board urges all stockholders to vote “FOR” the value maximizing transaction on the SomaLogic proxy card today. SomaLogic stockholders are advised to discard any green proxy cards they receive from Madryn Asset Management, LP.

Thank you for your continued support.

Sincerely,

The SomaLogic Board of Directors

Robert Barchi

Thomas Carey

Troy Cox

Kathy Hibbs

Anne Margulies

Tycho Peterson

Richard Post

Jason Ryan

The Company urges all stockholders to vote "FOR" the value maximizing transaction on the SomaLogic proxy card today. A special meeting of SomaLogic stockholders is scheduled to be held virtually in connection with the proposed merger on January 4, 2024, at 12 p.m. ET (10:00 a.m. MT / 9:00 a.m. PT).

SomaLogic stockholders who need assistance voting or have questions regarding the Special Meeting may contact SomaLogic's proxy solicitor, Morrow Sodali LLC, at (800) 662-5200.

The merger remains on track to close in the first quarter of 2024, subject to approval by SomaLogic and Standard BioTools stockholders and satisfaction of other customary closing conditions.

About SomaLogic

SomaLogic is catalyzing drug research and development and biomarker identification as a global leader in proteomics technology. With a single 55 microliter plasma or serum sample, SomaLogic can run 11,000 protein measurements, covering more than a third of the approximately 20,000 proteins in the human body. For more than 20 years SomaLogic has supported pharmaceutical companies, and academic and contract research organizations who rely on the Company's protein detection and analysis technologies to fuel drug, disease, and treatment discoveries in such areas as oncology, diabetes, and cardiovascular, liver and metabolic diseases. Find out more at somalogic.com and follow @somalogic on LinkedIn.

Additional Information and Where to Find It

In connection with the merger and required stockholder approval, Standard BioTools filed with the U.S. Securities and Exchange Commission (the "SEC") a registration statement on Form S-4, as amended (the "Form S-4"), which was declared effective by the SEC on December 1, 2023. The Form S-4 includes a definitive joint proxy statement of Standard BioTools and SomaLogic and also constitutes a final prospectus of Standard BioTools. The definitive joint proxy statement was mailed or otherwise made available to stockholders of Standard BioTools and SomaLogic on or about December 4, 2023. Standard BioTools' and SomaLogic's stockholders are urged to carefully read the joint proxy statement/prospectus (including all amendments, supplements and any documents incorporated by reference therein) and other relevant materials filed or to be filed with the SEC and in their entirety because they contain important information about the merger and the parties to the merger. Investors and stockholders may obtain free copies of these documents and other documents filed with the SEC at its website at http://www.sec.gov. In addition, investors may obtain free copies of the documents filed with the SEC by Standard BioTools at http://investors.standardbio.com or contacting Standard BioTools' Investor Relations department at investors@standardbio.com or at https://investors.somalogic.com or by contacting SomaLogic Investor Relations at investors@somalogic.com.

Participants in the Solicitation

Standard BioTools, SomaLogic and each of their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from Standard BioTools and SomaLogic's stockholders with respect to the merger. Information about Standard BioTools' directors and executive officers, including their ownership of Standard BioTools' securities, is set forth in the joint proxy statement/prospectus, Standard BioTools' proxy statement for its 2023 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2023, Current Reports on Form 8-K, which were filed with the SEC on May 3, 2023, May 15, 2023, June 16, 2023 and July 28, 2023, and Standard BioTools' other filings with the SEC. Information concerning SomaLogic's directors and executive officers, including their ownership of SomaLogic securities, is set forth in the joint proxy statement/prospectus, SomaLogic's proxy statement for its 2023 Annual Meeting of Stockholders, which was filed with the SEC on April 25, 2023, Current Reports on Form 8-K, which were filed with the SEC on June 6, 2023, as amended on June 14, 2023, June 9, 2023, October 4, 2023 and December 12, 2023, and SomaLogic's other filings with the SEC. Investors may obtain more detailed information regarding the direct and indirect interests of Standard BioTools and its respective executive officers and directors in the merger, which may be different than those of Standard BioTools' stockholders generally, by reading the definitive proxy statements regarding the merger, which have been filed with the SEC. These documents are available free of charge at the SEC's website at www.sec.gov, at http://investors.standardbio.com or by contacting Standard BioTools' Investor Relations department at investors@standardbio.com or at https://investors.somalogic.com or by contacting SomaLogic Investor Relations at investors@somalogic.com.

No Offer or Solicitation

This press release and the information contained herein shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon current plans, estimates and expectations of the management of Standard BioTools and SomaLogic that are subject to various risks and uncertainties that could cause actual results to differ materially from such statements, many of which are beyond the control of Standard BioTools and SomaLogic. All statements other than statements of historical fact (including statements containing the words "believes," "plans," "anticipates," "expects," "estimates" and similar expressions) are statements that could be deemed forward-looking statements, although not all forward-looking statements contain these identifying words. Readers should not place undue reliance on these forward-looking statements. Forward-looking statements may include statements regarding the expected timing of the closing of the merger; the ability of the parties to complete the merger considering the various closing conditions; and any assumptions underlying any of the foregoing. Statements regarding future events are based on the parties' current expectations and are necessarily subject to associated risks related to, among other things, (i) the risk that the Merger may not be completed in a timely manner or at all, which may adversely affect Standard BioTools' and SomaLogic's businesses and the price of their respective securities; (ii) uncertainties as to the timing of the consummation of the merger and the potential failure to satisfy the conditions to the consummation of the merger, including obtaining stockholder and regulatory approvals; (iii) the merger may involve unexpected costs, liabilities or delays; (iv) the effect of the announcement, pendency or completion of the merger on the ability of Standard BioTools or SomaLogic to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom Standard BioTools or SomaLogic does business, or on Standard BioTools' or SomaLogic's operating results and business generally; (v) Standard BioTools' or SomaLogic's respective businesses may suffer as a result of uncertainty surrounding the merger and disruption of management's attention due to the merger; (vi) the outcome of any legal proceedings related to the merger or otherwise, or the impact of the merger thereupon; (vii) Standard BioTools or SomaLogic may be adversely affected by other economic, business and/or competitive factors, (viii) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement and the merger; (ix) restrictions during the pendency of the merger that may impact Standard BioTools' or SomaLogic's ability to pursue certain business opportunities or strategic transactions; (x) the risk that Standard BioTools or SomaLogic may be unable to obtain governmental and regulatory approvals required for the merger, or that required governmental and regulatory approvals may delay the consummation of the merger or result in the imposition of conditions that could reduce the anticipated benefits from the merger or cause the parties to abandon the merger; (xi) risks that the anticipated benefits of the merger or other commercial opportunities may otherwise not be fully realized or may take longer to realize than expected; (xii) the impact of legislative, regulatory, economic, competitive and technological changes; (xiii) risks relating to the value of the Standard BioTools shares to be issued in the merger; (xiv) the risk that post-closing integration of the merger may not occur as anticipated or the combined company may not be able to achieve the benefits expected from the merger, as well as the risk of potential delays, challenges and expenses associated with integrating the combined company's existing businesses; (xv) exposure to inflation, currency rate and interest rate fluctuations, as well as fluctuations in the market price of Standard BioTools' and SomaLogic's traded securities; (xvi) the lingering effects of the COVID-19 pandemic on Standard BioTools' and SomaLogic's industry and individual companies, including on counterparties, the supply chain, the execution of research and development programs, access to financing and the allocation of government resources; (xvii) the ability of Standard BioTools or SomaLogic to protect and enforce intellectual property rights; and (xviii) the unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Standard BioTools' and SomaLogic's response to any of the aforementioned factors. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. For information regarding other related risks, see the "Risk Factors" section of Standard BioTools' most recent quarterly report on Form 10-Q filed with the SEC on November 7, 2023, on its most recent annual report on Form 10-K filed with the SEC on March 14, 2023 and in Standard BioTools' other filings with the SEC, as well as the "Risk Factors" section of SomaLogic's most recent quarterly report on Form 10-Q filed with the SEC on November 8, 2023, on its most recent annual report on Form 10-K filed with the SEC on March 28, 2023 and in SomaLogic's other filings with the SEC. The risks and uncertainties described above and in the SEC filings cited above are not exclusive and further information concerning Standard BioTools and SomaLogic and their respective businesses, including factors that potentially could materially affect their respective businesses, financial conditions or operating results, may emerge from time to time. Readers are urged to consider these factors carefully in evaluating these forward-looking statements, and not to place undue reliance on any forward-looking statements. Any such forward-looking statements represent management's reasonable estimates and beliefs as of the date of this press release. While Standard BioTools and SomaLogic may elect to update such forward-looking statements at some point in the future, they disclaim any obligation to do so, other than as may be required by law, even if subsequent events cause their views to change.

Contacts

Investors

Marissa Bych
Gilmartin Group LLC
investors@somalogic.com

Media

Lyle Weston / Carly King
Joele Frank, Wilkinson Brimmer Katcher
(212) 355-4449